UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                              May 20, 1997
Date of Report (Date of earliest event reported)_______________________________


                          MAGNUM HUNTER RESOURCES, INC.

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             (Exact name of registrant as specified in its charter)


NEVADA                                1-12508                    87-0462881
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(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)



         600 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code            (972) 401-0752
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

    Magnum Hunter Resources, Inc. announced on May 20, 1997, that it intends to offer $125 million of Senior Notes due 2007.

The offering will be made by means of an offering memorandum to qualified institutional buyers, and the securities will have certain registration rights. Proceeds of the offering will be used to completely repay the Company's term loan facility and repay a portion of the outstanding senior indebtedness under the Company's revolving credit facility.

The Notes offered have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MAGNUM HUNTER RESOURCES, INC.


                                                       /s/ Gary C. Evans
                                                BY:____________________________
                                                       President and CEO



Dated: May 20, 1997